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                                                                   EXHIBIT 10.29

                                     LEASE

THIS LEASE is made as of the 6nd day of July, 1998, by and between Spieker Properties, L.P., a California limited partnership (hereinafter called "Landlord"), and GeoCities, a California corporation (hereinafter called "Tenant").

                                 1.  PREMISES

  Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereinafter set forth, those premises (the "Premises") outlined in red on Exhibit B and described in the Basic Lease Information. The Premises shall be all or part of a building (the "Building") and of a project (the "Project"), which may consist of more than one building and additional facilities, as described in the Basic Lease Information. The Building and Project are outlined in blue and green respectively on Exhibit B. Landlord and Tenant acknowledge that physical changes may occur from time to time in the Premises, Building or Project, and that the number of buildings and additional facilities which constitute the Project may change from time to time, which may result in an adjustment in Tenant's Proportionate Share, as defined in the Basic Lease Information, as provided in Paragraph 7.A.

                     2.  POSSESSION AND LEASE COMMENCEMENT

A.  Construction of Improvements.   The term commencement date ("Term
Commencement Date") shall be the earlier of the date on which: (1) Tenant first commences business operations from the Premises, or (2) the improvements to be constructed or performed in the Premises by Landlord (if any) shall have been substantially completed in accordance with the plans and specifications, if any, described on Exhibit C . If for any reason Landlord cannot deliver possession of the Premises to Tenant on the scheduled Term Commencement Date, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder nor shall such failure affect the validity of this Lease, and Tenant agrees to accept possession of the Premises at such time as such improvements have been substantially completed, which date shall then be deemed the Term Commencement Date. Tenant shall not be liable for any Rent for any period prior to the Term Commencement Date (but without affecting any obligations of Tenant
under any improvement agreement appended to this Lease).    Substantial
completion shall have occurred notwithstanding Tenant's submission of a punchlist to Landlord, which Tenant shall submit, if at all, within ten (10) business days after the Term Commencement Date or otherwise in accordance with any improvement agreement appended to this Lease. Upon Landlord's request, Tenant shall promptly execute and return to Landlord a "Start-Up Letter" in which Tenant shall agree, among other things, to acceptance of the Premises and to the determination of the Term Commencement Date, in accordance with the terms of this Lease, but Tenant's failure or refusal to do so shall not negate Tenant's acceptance of the Premises or affect determination of the Term Commencement Date.

                                   3.  TERM

  The term of this Lease (the "Term") shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date.

                                    4.  USE

A. General. Tenant shall use the Premises for the permitted use specified in the Basic Lease Information ("Permitted Use") and for no other use or purpose without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. Tenant shall control Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "Tenant's Parties") in such a manner that Tenant and Tenant's Parties cumulatively do not exceed the occupant density (the "Occupancy Density") or the parking density (the "Parking Density") specified in the Basic Lease Information at any time. Tenant shall pay the Parking Charge specified in the Basic Lease Information as Additional Rent (as hereinafter defined) hereunder, as such Parking Charge may change from time to time. So long as Tenant is occupying the Premises, Tenant and Tenant's Parties shall have the nonexclusive right to use, in common with other parties occupying the Building or Project, the parking areas, driveways and other common areas of the Building and Project, subject to the terms of this Lease and such rules and regulations as Landlord may from time to time prescribe. Landlord reserves the right, without notice or liability to Tenant, and without the same constituting an actual or constructive eviction, to alter or modify the common areas from time to time, including the location and configuration thereof, and the amenities and facilities which Landlord may determine to provide from time to time provided Landlord agrees to use its commercially reasonable efforts to minimize any interference to Tenant's business operations from the Premises as a result thereof.

B. Limitations. Tenant shall not permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises or from any portion of the common areas as a result of Tenant's or any Tenant's Party's use thereof, nor take any action

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which would constitute a nuisance or would disturb, obstruct or endanger any other tenants or occupants of the Building or Project or elsewhere, or unreasonably interfere with their use of their respective premises or common areas. Storage outside the Premises of materials, vehicles or any other items is prohibited. Tenant shall not use or allow the Premises to be used for any immoral or unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any material waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which could endanger the structure, or place any harmful substances in the drainage system of the Building or Project. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Premises, except in designated refuse containers. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the above-referenced rules or any other terms or provisions of such tenant's or occupant's lease or other contract.

C. Compliance with Regulations. By entering the Premises and except as otherwise provided herein, Tenant accepts the Premises in the condition existing as of the date of such entry. Tenant shall at its sole cost and expense materially comply with all existing or future applicable municipal, state and federal and other governmental statutes, rules, requirements, regulations, laws and ordinances, including zoning ordinances and regulations, and covenants, easements and restrictions of record governing and relating to the use, occupancy or possession of the Premises, to Tenant's use of the common areas, or to the use, storage, generation or disposal of Hazardous Materials (hereinafter defined) (collectively "Regulations"). Except to the extent required by Tenant's particular use of the Premises, or any alterations performed by or on behalf of Tenant in the Premises, Tenant shall not be responsible for making physical alterations to the Building required by Regulations enacted after the date hereof. Tenant shall at its sole cost and expense obtain any and all licenses or permits necessary for Tenant's Permitted Use of the Premises.
Tenant shall at its sole cost and expense promptly comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant shall not do or permit anything to be done in, on, under or about the Project or bring or keep anything which will in any way materially increase the rate of any insurance upon the Premises, Building or Project or upon any contents therein or cause a cancellation of said insurance or otherwise affect said insurance in any material manner. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any loss, cost, expense, damage, reasonable attorneys' fees or liability to the extent arising out of the failure of Tenant to comply with any Regulation. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

D. Hazardous Materials. As used in this Lease, "Hazardous Materials" shall include, but not be limited to, hazardous, toxic and radioactive materials and those substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or other similar designations in any Regulation. Tenant shall not cause, or allow any of Tenant's Parties to cause, any Hazardous Materials to be handled, used, generated, stored, released or disposed of in, on, under or about the Premises, the Building or the Project or surrounding land or environment in violation of any Regulations. Tenant must obtain Landlord's written consent prior to the introduction of any Hazardous Materials onto the Project. Notwithstanding the foregoing, Tenant may handle, store, use and dispose of products containing small quantities of Hazardous Materials for "general office purposes" (such as toner for copiers) to the extent customary and necessary for the Permitted Use of the Premises; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building, or Project or surrounding land or environment. Tenant shall immediately notify Landlord in writing of any Hazardous Materials' contamination of any portion of the Project of which Tenant becomes aware, whether or not caused by Tenant. Landlord shall have the right at all reasonable times to inspect the Premises and to conduct such reasonable tests and investigations to determine whether Tenant is in compliance with the foregoing provisions, the costs of all such inspections, tests and investigations to be borne by Tenant. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses (including reasonable attorneys' and consultants' fees and court costs), demands, causes of action, or judgments directly or indirectly arising out of or related to the use, generation, storage, release, or disposal of Hazardous Materials by Tenant or any of Tenant's Parties in, on, under or about the Premises, the Building or the Project or surrounding land or environment, which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the Premises, losses attributable to diminution in value or adverse effects on marketability, the cost of any investigation, monitoring, government oversight, repair, removal, remediation, restoration, abatement, and disposal, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the expiration or earlier termination of this Lease. Neither the consent by Landlord to the use, generation, storage, release or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Paragraph 4.D. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

E. Landlord shall indemnify, defend and hold Tenant , its affiliates, their respective directors, officers, employees and agents harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, losses, injuries or expenses and attorneys' fees arising out of any Hazardous Material in, on or about the Project or the Premises which was generated, handled, placed, stored, used, transported or disposed of by Landlord, or any of Landlord's employees, agents, licensees or contractors excluding however, any Hazardous Material whose presence was caused by Tenant or its affiliates or their respective agents.

                           5.  RULES AND REGULATIONS

  Tenant shall faithfully observe and comply with the building rules and regulations attached hereto as Exhibit A and any other rules and regulations and any modifications or additions thereto which Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or the Building or Project; provided such rules and regulations are generally applicable to all tenants in the Project. Tenant shall cause Tenant's Parties to comply with such rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of such rules and regulations, any other tenant's or occupant's lease or any Regulations, provided that Landlord shall use its commercially reasonable efforts to enforce said Regulations against all Tenants.

                                   6.  RENT

A. Base Rent. Tenant shall pay to Landlord and Landlord shall receive, without notice or demand throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever (except as otherwise provided herein), at the Remittance Address specified in the Basic Lease Information or to such other place as Landlord may from time to time designate in writing. Base Rent for the first full month of the Term shall be paid by Tenant upon Tenant's execution of this Lease. If the obligation for payment of Base Rent commences on a day other than the first day of a month, then Base Rent shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date. The Base Rent payable by Tenant hereunder is subject to adjustment as provided elsewhere in this Lease, as applicable. As used herein, the term "Base Rent" shall mean the Base Rent specified in the Basic Lease Information as it may be so adjusted from time to time.

B. Additional Rent. All monies other than Base Rent required to be paid by Tenant hereunder, including, but not limited to, Tenant's Proportionate Share of Operating Expenses, as specified in Paragraph 7 of this Lease, charges to be paid by Tenant under

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Paragraph 15, the interest and late charge described in Paragraphs 26.C. and D., and any monies spent by Landlord pursuant to Paragraph 30, shall be considered additional rent ("Additional Rent"). "Rent" shall mean Base Rent and Additional Rent.

                            7.  OPERATING EXPENSES

A. Operating Expenses. In addition to the Base Rent required to be paid hereunder, Tenant shall pay as Additional Rent, Tenant's Proportionate Share of the Building , as defined in the Basic Lease Information, of Operating Expenses (defined below) in the manner set forth below. Tenant shall pay the applicable Tenant's Proportionate Share of each such Operating Expenses. Landlord and Tenant acknowledge that if physical changes are made to the Premises or Building or the configuration of any thereof, Landlord will adjust Tenant's Proportionate Share of the Building to reflect the change. "Operating Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, because of or in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building (as determined in a reasonable manner) other than those expenses and costs which are specifically attributable to Tenant or which are expressly made the financial responsibility of Landlord or specific tenants of the Building or Project pursuant to this Lease. Operating Expenses shall include, but are not limited to, the following:

     1) Taxes. All real property taxes and assessments, possessory interest taxes, sales taxes, personal property taxes, business or license taxes or fees, gross receipts taxes, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, and other impositions, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in-lieu" of any such tax or assessment) which are now or hereafter assessed, levied, charged, confirmed, or imposed by any public authority upon the Building or Project, its operations or the Rent (or any portion or component thereof), or any tax, assessment or fee imposed in substitution, partially or totally, of any of the above. Operating Expenses shall also include any taxes, assessments, reassessments, or other fees or impositions with respect to the management, maintenance, alteration, repair, use or occupancy of the Premises, Building or Project or any portion thereof, including, without limitation, by or for Tenant, and all increases therein which are generally assessed over time or reassessments thereof whether the increases or reassessments result from increased rate and/or valuation (whether upon a transfer of the Building or Project or any portion thereof or any interest therein or for any other reason). Operating Expenses shall not include inheritance or estate taxes imposed upon or assessed against the interest of any person in the Project, taxes computed upon the basis of the net income of the Building or the Project or any owners of any interest in the Project. In addition to the foregoing exclusions, Taxes shall not include
     (i) any environmental assessments, charges or liens arising in connection with the remediation of Hazardous Materials from the Building pursuant to applicable laws in effect on or before Tenant's initial occupancy of the Premises; (ii) costs or fees payable to public authorities in connection with any future construction, renovation and/or improvements to the Building other than (A) to the extent such construction, renovation and/or improvements are required by any applicable laws not in effect as of this Lease, and (B) any alterations or improvements to the Premises made by or for Tenant, including fees for transit, housing, schools, measures, environmental impact reports, traffic studies, and transportation system management plans; (iii) reserves for future Taxes; or (iv) any personal property taxes attributable to sculptures, paintings or other objects of art (except for objects of art installed in the Common Areas pursuant to requirements of public authority). If, by applicable law, any taxes or assessments may be paid in installments at the option of the taxpayer, then whether or not Landlord elects to pay taxes and assessments in such installments, Tenant's liability for such taxes and assessments shall be computed as if such election had been made, and only the installments thereof which would have become due during the Term shall be included in Tenant's tax obligations. If it shall not be lawful for Tenant to reimburse Landlord for all or any part of such taxes, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such taxes by Landlord as would have been payable to Landlord prior to the payment of any such taxes.

          Proposition 13 Protection. Despite any other provision of this Lease, if during the first three (3) years of the Term, any sale, refinancing, or change in ownership of the Building is consummated and, as a result, all or part of the Building is reassessed (Reassessment) for real estate tax purposes by the appropriate government authority under the terms of Proposition 13 (as adopted by the voters of the State of California in the June 1978 election), the terms of this Paragraph 7(A)(1) shall apply.

               (a) For purposes of Paragraph 7(A)(1), the term "Tax Increase" shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, that is attributable solely to the Reassessment. Accordingly, a Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, that is:

                    (1) Attributable to the initial assessment of the value of the Building, the Base Building, or the tenant improvements located in the Building;

                    (2) Attributable to assessments pending immediately before the Reassessment that were conducted during, and included in, that Reassessment or that were otherwise rendered unnecessary following the Reassessment;

                    (3) Attributable to the annual inflationary increase in real estate taxes; or

                    (4) Part of Tax Expenses incurred or considered to be incurred during the Base Year as determined under this Lease.

               (b) During the first three (3) years of the Term, Tenant shall not be obligated to pay any portion of the Tax Increase relating to a Reassessment occurring during the first three (3) years of the Term.

               (c) The amount of Tax Expenses that Tenant is not obligated to pay or shall not be obligated to pay during the Lease Term in connection with a particular Reassessment under the terms of this Paragraph 7(A)(1) shall be referred to as the Proposition 13 Protection Amount. If a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to that Reassessment may be reasonably quantified or estimated for each Lease Year beginning with the Lease Year in which the Reassessment will occur, the terms of this Paragraph 7(A)(1) shall apply to each such Reassessment. On notice to Tenant, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (Applicable Reassessment), at any time during the Lease Term, by paying to Tenant an amount equal to the Proposition 13 Purchase Price, as defined below, as long as the right of any successor of Landlord to exercise its right of repurchase under this Lease shall not apply to any Reassessment that results from the event under which that successor became Landlord under this Lease. As used in this Lease, the term "Proposition 13 Purchase Price" shall mean the present value of the Proposition 13 Protection Amount remaining during the Lease Term, as of the date of payment of the Proposition 13 Purchase Price by Landlord. The present value shall be calculated by:

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                    (1)  Using the portion of the Proposition 13 Protection
                         Amount attributable to each remaining Lease Year (as though the portion of that Proposition 13 Protection Amount benefited Tenant at the end of each Lease Year) as the amounts to be discounted; and

                    (2) Using discount rates for each amount to be discounted equal to:

                         (A)  The average rates of yield for United States
Treasury Obligations with maturity dates as close as reasonably possible to the end of each Lease Year during which the portions of the Proposition 13 Protection Amount would have benefited Tenant, using the rates in effect as of Landlord's exercise of its right to purchase, as set forth in this Paragraph 7(A)(1); plus

                         (B)  Two percent (2%) per annum.

     (d)  On payment of the Proposition 13 Purchase Price, subparagraph, graph
(b) of this Paragraph 7(A)(1) shall not apply to any Tax Expenses attributable to the Applicable Reassessment. Because Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, an adjustment shall be made when a Reassessment occurs. If Landlord has underestimated the Proposition 13 Purchase Price, Landlord shall, on notice to Tenant, credit Tenant's Rent next due with the amount of that underestimation. If Landlord has overestimated the Proposition 13 Purchase Price, Landlord shall, on notice to Tenant, increase Tenant's Rent next due by the amount of the overestimation.

2. Insurance. All reasonable insurance premiums and costs, including, but not limited to, any deductible amounts, premiums and other costs of insurance incurred by Landlord, including for the insurance coverage set forth in Paragraph 8.A. herein.

3.   Common Area Maintenance.

     a) Repairs, replacements, and general maintenance of and for the Building and public and common areas and facilities of and comprising the Building , including, but not limited to, the roof and roof membrane, windows, elevators, restrooms, conference rooms, health club facilities, lobbies, mezzanines, balconies, mechanical rooms, building exteriors, alarm systems, pest extermination, landscaped areas, parking and service areas, driveways, sidewalks, loading areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, heating/ventilation/air conditioning systems, electrical, mechanical or other systems, telephone equipment and wiring servicing, plumbing, lighting, and any other items or areas which affect the operation or appearance of the Building or Project, which determination shall be at Landlord's discretion, except for: those items expressly made the financial responsibility of Landlord pursuant to Paragraph 10 hereof; those items to the extent paid for by the proceeds of insurance; and those items attributable solely or jointly to specific tenants of the Building or Project.

     b) Repairs, replacements, and general maintenance shall include the cost of any capital improvements made to or capital assets acquired for the Project or Building that Landlord reasonably anticipates may reduce any other Operating Expenses, including present or future repair work, are reasonably necessary for the health and safety of the occupants of the Building or Project, or are required to comply with any Regulation, such costs or allocable portions thereof to be amortized over the useful life of the capital item, as determined in accordance with GAAP (with interest on any unamortized portion thereof at twelve percent 12% per annum).

     c) Payment under or for any easement, license, permit, operating agreement, declaration, restrictive covenant or instrument relating to the Building or Project.

     d) All expenses and rental related to services and costs of supplies, materials and equipment to the extent used in operating, managing and maintaining the Premises, Building and Project, the equipment therein and the adjacent sidewalks, driveways, parking and service areas, including, without limitation, expenses related to service agreements regarding security, fire and other alarm systems, janitorial services, window cleaning, elevator maintenance, Building exterior maintenance, landscaping and expenses related to the administration, management and operation of the Project, including without limitation salaries, wages and benefits of individuals to the extent of the percentage of said individuals duties which relate to the operations and management of the Building or Project and management office rent.

     e) The cost of supplying any services and utilities which benefit all or a portion of the Premises or Building , including without limitation services and utilities provided pursuant to Paragraph 15 hereof.

     f) Legal expenses and the cost of audits by certified public accountants; provided, however, that legal expenses chargeable as Operating Expenses shall not include the cost of negotiating leases, collecting rents, evicting tenants nor shall it include costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease, or any legal expenses associated with Landlord's gross negligence, willful misconduct or breach of this Lease or any other lease of the Project.

     g) A management and accounting cost recovery fee equal to five percent (5%) of the sum of the Project's base rents and Operating Expenses (other than such management and accounting fee).

     h) The deductible portion of any repair costs covered by earthquake insurance, provided that said deductible portion shall be amortized over a ten (10) period.

If the rentable area of the Building and/or Project is not at least ninety five percent (95%) occupied during all or a significant portion of any fiscal year of the Term as determined by Landlord, an appropriate adjustment shall be made by Landlord in computing the Operating Expenses for such fiscal year to determine what the Operating Expenses would have been for such year as if the Project had been 95% occupied, and the amount so

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determined shall be deemed to be the amount of the Operating Expenses for such year. Such adjustment shall be made by Landlord by increasing those variable components of those variable costs included in the Operating Expenses which vary based upon the level of occupancy of the Project (e.g., janitorial, electricity and management fees).

Operating Expenses shall also include the Building Proportionate Share of the Project Operating Expenses (defined below). The term "Project Operating Expenses" shall mean all costs and expenses incurred in connection with the maintenance, operations, replacement, ownership and repair of the Project which are not included as either an Operating Expense of the Building or an Operating Expense which is directly and separately identifiable with any other building in the Project. The term "Building Proportionate Share" shall mean a fraction, the numerator of which is the total square footage of the Building and the denominator of which is the rentable square footage of the Project.

     Operating Expenses shall not include the cost of providing tenant improvements or other specific costs incurred for the account of, separately billed to and paid by specific tenants of the Building or Project, the initial construction cost of the Building, or debt service on any mortgage or deed of trust recorded with respect to the Project other than pursuant to Paragraph 7.A.(3)(b) above. Notwithstanding anything herein to the contrary, in any instance wherein Tenant uses excessive services of the Project or otherwise creates a greater burden on the operations of the Project than other tenants (such determination to be adjusted based on relative square footage of the space leased by Tenant and other tenants) Landlord shall have the right to allocate any such additional cost in any manner Landlord deems reasonably appropriate. If any other tenant of the Building uses excessive services or otherwise creates a greater burden on the operations of the Building, Landlord shall allocate any such additional cost to such tenant as reasonably determined by Landlord.

     Notwithstanding anything in the definition of Operating Expenses in this Lease to the contrary, Operating Expenses shall not include the following, except to the extent specifically permitted by a specific exception to the following:

          (i)     Any ground lease rental;

          (ii) Costs of capital improvements, replacements or equipment except as specifically set forth above;

          (iii) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in Subsection (ii) above (excluding, however, equipment not affixed to the Building or Project which is used in providing janitorial or similar services);

          (iv) Costs incurred by Landlord for the repair of damage to the Building or Project, to the extent that Landlord is reimbursed by insurance proceeds;

          (v) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupant improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for or the premises of other tenants or other occupants of the Building;

          (vi) Marketing costs, including leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

          (vii) Costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building;

          (viii) Interest, principal, points and fees on debt or amortization payments on any mortgage or deed of trust or any other debt instrument encumbering the Building or Project or the land on which the Building or Project is situated; (ix) Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except to the extent (A) any such capital expenditure is specifically included above, and (B) of equipment not affixed to the Building which is used in providing janitorial or similar services;

          (x)     Advertising and promotional expenditures;

          (xi) Costs incurred in connection with upgrading the Building or Project to comply with disability, life, fire and safety codes in effect prior to the issuance of the temporary certificate of occupancy for the Building;

          (xii) Interest, fines or penalties incurred as a result of Landlord's failure to make payments when due unless such failure is commercially reasonable under the circumstances;

          (xiii) Costs arising from Landlord's charitable or political contributions;

          (xiv) Costs for acquisition of sculpture, paintings or other objects of art;

          (xv) The depreciation of the Building and other real property structures in the Project;

          (xvi) Landlord's general corporate overhead and general administrative expenses not related to the operation of the Project, except as specifically set forth above;

          (xvii) Any bad debt loss, rent loss or reserves for bad debts or rent loss, or reserves for equipment or capital replacement.

          (xviii) Expenses in connection with services or other benefits (e.g., tenant improvements) provided to another tenant or occupant which are not provided or offered to Tenant;

               (xix) Any cost or expense related to the removal, cleaning, abatement or remediation of Hazardous Materials in the Building and/or about the Project including, without limitation, Hazardous Materials in the soil or ground water;

               (xx) Any costs, fines, penalties or interest resulting from the negligence or willful misconduct of the Landlord, its agents, employees or contractors

          The above enumeration of services and facilities shall not be deemed to impose an obligation on Landlord to make available or provide such services or facilities except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to make the same available or provide the same. Without limiting the generality of the foregoing, Tenant acknowledges and agrees that it shall be responsible for providing adequate security for its use of the Premises, the Building and the Project and that Landlord shall have no obligation or liability with respect thereto, except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to provide the same.

B. Payment of Estimated Operating Expenses. "Estimated Operating Expenses" for any particular year shall mean Landlord's estimate of the Operating Expenses for such fiscal year made with respect to such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in a reasonable manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Operating Expenses for the ensuing fiscal year. Tenant shall pay Tenant's Proportionate Share of the Estimated Operating Expenses with installments of Base Rent for the fiscal year to which the Estimated Operating Expenses applies in monthly installments on the first day of each calendar month during such year, in advance. Such payment shall be construed to be Additional Rent for all purposes hereunder. If at any time during the course of the fiscal year, Landlord determines that Operating Expenses are projected to vary from the then Estimated Operating Expenses by more than five percent (5%), Landlord may, by written notice to Tenant, revise the Estimated Operating Expenses for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant has paid to Landlord Tenant's Proportionate Share of the revised Estimated Operating Expenses for such year, such revised installment amounts to be Additional Rent for all purposes hereunder.

C. Computation of Operating Expense Adjustment. "Operating Expense Adjustment" shall mean the difference between Estimated Operating Expenses and actual Operating Expenses for any fiscal year determined as hereinafter provided. Within one hundred twenty (120) days after the end of each fiscal year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for the fiscal year just ended, accompanied by a computation of Operating Expense Adjustment. If such statement shows that Tenant's payment based upon Estimated Operating Expenses is less than Tenant's Proportionate Share of Operating Expenses, then Tenant shall pay to Landlord the difference within twenty (20) days after receipt of such statement, such payment to constitute Additional Rent for all purposes hereunder. If such statement shows that Tenant's payments of Estimated Operating Expenses exceed Tenant's Proportionate Share of Operating Expenses, then (provided that Tenant is not in default under this Lease) Landlord shall pay to Tenant the difference within twenty (20) days after delivery of such statement to Tenant. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Operating Expense Adjustment shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Operating Expense Adjustment shall be prorated based on a month of 30 days and the number of calendar months during such fiscal year that this Lease is in effect. Notwithstanding anything to the contrary contained in Paragraph 7.A or 7.B, Landlord's failure to provide any notices or statements within the time periods specified in those paragraphs shall in no way excuse Tenant from its obligation to pay Tenant's Proportionate Share of Operating Expenses.

D. Net Lease. This shall be a triple net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses, except as specifically provided to the contrary in this Lease. The provisions for payment of Operating Expenses and the Operating Expense Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A. incurred in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building and/or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project.

E. Tenant Audit. If Tenant shall dispute the amount set forth in any statement provided by Landlord under Paragraph 7.B. or 7.C. above, Tenant shall have the right, not later than sixty (60) days following receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to Operating Expenses for such fiscal year to be audited by certified public accountants selected by Tenant who are not paid on a contingency basis . The Operating Expense Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund in excess of ten percent (10%) of Tenant's Proportionate Share of the Operating Expenses previously reported, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Paragraph 7.E. within sixty (60) days after receipt of Landlord's statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof.

                       8.  INSURANCE AND INDEMNIFICATION

A. Landlord's Insurance. All insurance maintained by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control.

          1. Property Insurance. Landlord agrees to maintain property insurance insuring the Building against damage or destruction due to risk including fire, vandalism, and malicious mischief in an amount not less than the full replacement value thereof, in the form and with deductibles and endorsements as selected by Landlord. At its election, Landlord may instead (but shall have no obligation to) obtain "All Risk" coverage, and may also obtain earthquake, pollution, and/or flood insurance in amounts selected by Landlord.

          2. Optional Insurance. Landlord, at Landlord's option, may also (but shall have no obligation to) carry insurance against loss of rent, in an amount equal to the amount of Base Rent and Additional Rent that Landlord could be required to abate to all Building tenants in the event of condemnation or casualty damage for a period of twelve (12) months. Landlord may also (but shall have no obligation to) carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Landlord shall not be obligated to insure, and shall have no responsibility whatsoever for any damage to, any furniture, machinery, goods, inventory or supplies, or other personal property or fixtures which Tenant may keep or maintain in the Premises, or any leasehold improvements, additions or alterations within the Premises.

B.        Tenant's Insurance.

          1. Property Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term, insurance on all personal property and fixtures of Tenant and all improvements, additions or alterations made by or for Tenant to the Premises on an "All Risk" basis (excluding earthquake), insuring such property for the full replacement value of such property.

          2. Liability Insurance. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term Commercial General Liability insurance covering bodily injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises and the Project, and any part of either, and any areas adjacent thereto, and the business operated by Tenant or by any other occupant of the Premises. Such insurance shall include contractual liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least One Million Dollars ($1,000,000.00 ), and a minimum general aggregate limit of Two Million Dollars ($2,000,000.00 ), with an "Additional Insured Managers or Lessors of Premises Endorsement." All such policies shall be written to apply to all bodily injury (including death), property damage or loss, personal and advertising injury and other covered loss, however occasioned, occurring during the policy term, shall be endorsed to add Landlord and any party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall be "primary" and non-contributing with any insurance maintained by Landlord, which shall be excess insurance only. Such coverage shall also contain endorsements including employees as additional insureds if not covered by Tenant's Commercial General Liability Insurance. All such insurance shall provide for the severability of interests of insureds; and shall be written on an "occurrence" basis, which shall afford coverage for all claims based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

          3. Workers' Compensation and Employers' Liability Insurance. Tenant shall carry Workers' Compensation Insurance as required by any Regulation, throughout the Term at Tenant's sole cost and expense. Tenant shall also carry Employers' Liability Insurance in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy limit for bodily injury by disease; and One Million Dollars ($1,000,000) each employee for bodily injury by disease, throughout the Term at Tenant's sole cost and expense.

          4. General Insurance Requirements. All coverages described in this Paragraph 8.B. shall be endorsed to (i) provide Landlord with thirty
          (30) days' notice of cancellation or change in terms; and (ii) waive all rights of subrogation by the insurance carrier against Landlord. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.B. is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises or if Tenant's use of the Premises should change with or without Landlord's consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph 8.B. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated A X or better in "Best's Insurance Guide" and authorized to do business in the State of California. In any event deductible amounts under all insurance policies required to be carried by Tenant under this Lease shall not exceed Five Thousand Dollars ($5,000.00) per occurrence. Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder; and, if Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord's option after providing Tenant five (5) days prior written notice and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.

C. Indemnification. Tenant shall indemnify, defend by counsel reasonably acceptable to Landlord, protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses, including reasonable attorneys' and consultants' fees and court costs, demands, causes of action, or judgments, directly or indirectly arising out of or related to: (1) claims of injury to or death of persons or damage to property occurring or resulting directly or indirectly from the use or occupancy of the Premises, Building or Project by Tenant or Tenant's Parties, or from activities or failures to act of Tenant or Tenant's Parties; (2) claims arising from work or labor performed, or for materials or supplies furnished to or at the request or for the account of Tenant in connection with performance of any work done for the account of Tenant within the Premises or Project; (3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease (which breach or default is not timely cured as provided hereunder); and (4) claims arising from the negligence or intentional acts or omissions of Tenant or Tenant's Parties. The foregoing indemnity by Tenant shall not be applicable to claims to the extent arising from the negligence, gross negligence or willful misconduct of Landlord. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises, Building or Project by or from any cause whatsoever (other than Landlord's negligence, gross negligence or willful misconduct) and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises, Building or Project, or caused by gas, fire, oil or electricity in, on or about the Premises, Building or Project. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease. Landlord shall indemnify, defend by counsel acceptable by Tenant, protect and hold Tenant harmless from and against any and all liabilities, losses, costs, damages, injuries or expenses, including reasonable attorneys' fees and court costs, arising out of or related to the gross negligence or willful misconduct of Landlord.

                           9.  WAIVER OF SUBROGATION

          To the extent permitted by law and without affecting the coverage provided by insurance to be maintained hereunder or any other rights or remedies, Landlord and Tenant each waive for themselves and on behalf of their officers, partners, agents and employees any right to recover against the other for: (a) damages for injury to or death of persons; (b) damages to property, including personal property; (c) damages to the Premises or any part thereof; and (d) claims arising by reason of the foregoing due to hazards covered by insurance maintained or required to be maintained pursuant to this Lease to the extent of proceeds recovered therefrom, or proceeds which would have been recoverable therefrom in the case of the failure of any party to maintain any insurance coverage required to be maintained by such party pursuant to this Lease. This provision is intended to waive fully, any rights and/or claims arising by reason of the foregoing, but only to the extent that any of the foregoing damages and/or claims referred to above are covered or would be covered, and only to the extent of such coverage, by insurance actually carried or required to be maintained pursuant to this Lease by either Landlord or Tenant. This provision is also intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation on any insurance carrier. Subject to all qualifications of this Paragraph 9, Landlord waives its rights as specified in this Paragraph 9 with respect to any subtenant that it has approved pursuant to Paragraph 21 but only in exchange for the written waiver of such rights to be given by such subtenant to Landlord upon such subtenant taking possession of the Premises or a portion thereof. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy.

                    10.  LANDLORD'S REPAIRS AND MAINTENANCE

          Landlord shall at Landlord's expense maintain in good repair, reasonable wear and tear excepted, the structural soundness of the roof, roof membrane, foundations, and exterior walls of the Building. The term "exterior walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries installed by or at the request of Tenant. Any damage caused by or repairs necessitated by any negligence or act of Tenant or Tenant's Parties may be repaired by Landlord at Landlord's option and Tenant's expense. Tenant shall immediately give Landlord written notice of any defect or need of repairs in such components of the Building for which Landlord is responsible, after which Landlord shall have a reasonable opportunity and the right to enter the Premises at all reasonable times to repair same. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance, and there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of repairs, alterations or improvements in or to any portion of the Premises, the Building or the Project or to fixtures, appurtenances or equipment in the Building, except as provided in Paragraph 24 or if (i) Landlord fails to diligently correct such defects or makes such repairs within a reasonable period of time after receiving written notice from Tenant, and (ii) such failure materially and adversely interferes with Tenant's ability to conduct business from the Premises. Notwithstanding anything to the contrary contained herein, Landlord shall, at its expense, as soon as reasonably practicable, repair any damage to the Premises or the Building resulting from or caused by any sole negligence of Landlord or Landlord's agents, employees or contractors. By taking possession of the Premises, Tenant accepts them "as is," as being in good order, condition and repair and the condition in which Landlord is obligated to deliver them and suitable for the Permitted Use and Tenant's intended operations in the Premises, whether or not any notice of acceptance is given, subject to latent defects.

                     11.  TENANT'S REPAIRS AND MAINTENANCE

    Tenant shall at all times during the Term at Tenant's expense maintain all parts of the Premises and such portions of the Building as are within the exclusive control of Tenant in a good, clean and secure condition reasonable wear and tear excepted and promptly make all necessary repairs and replacements, as reasonably determined by Landlord, with materials and workmanship of the same character, kind and quality as the original. Notwithstanding anything to the contrary contained herein, Tenant shall, at its expense, promptly repair any damage to the Premises or the Building or Project resulting from or caused by any negligence or act of Tenant or Tenant's Parties.

                               12.  ALTERATIONS

A. Tenant shall not make, or allow to be made, any alterations, physical additions, improvements or partitions, including without limitation the attachment of any fixtures or equipment, in, about or to the Premises ("Alterations") without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to proposed Alterations which: (a) comply with all applicable Regulations; (b) are, in Landlord's reasonable opinion, compatible with the Building or the Project and its mechanical, plumbing, electrical, heating/ventilation/air conditioning systems, and will not by their installation or operation cause the Building or Project or such systems to be required to be modified to comply with any Regulations (including, without limitation, the Americans With Disabilities Act); and (c) will not interfere with the use and occupancy of any other portion of the Building or Project by any other tenant or its invitees. Specifically, but without limiting the generality of the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed Alterations, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of Alterations, and the time for performance of such work, and may impose reasonable rules and regulations for contractors and subcontractors performing such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord's consideration of a request for approval hereunder. Tenant shall cause all Alterations to be accomplished in a first-class, good and workmanlike manner, and to comply with all applicable Regulations and Paragraph 27 hereof. Tenant shall at Tenant's sole expense, perform any additional work required under applicable Regulations due to the Alterations hereunder. No review or consent by Landlord of or to any proposed Alteration or additional work shall constitute a waiver of Tenant's obligations under this Paragraph 12, nor constitute any warranty or representation that the same complies with all applicable Regulations, for which Tenant shall at all times be solely responsible. Tenant shall reimburse Landlord for all reasonable third party costs which Landlord may incur in connection with granting approval to Tenant for any such Alterations, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said plans and specifications, and shall pay Landlord an administration fee of five percent (5%) of the cost of the Alterations as Additional Rent hereunder. All such Alterations shall remain the property of Tenant until the expiration or earlier termination of this Lease, at which time they shall be and become the property of Landlord; provided, however, that Landlord may, at Landlord's option as long as Landlord gave written notice to Tenant prior to the construction of the Alterations regarding its intent to exercise this option,, require that Tenant, at Tenant's expense, remove any or all Alterations made by Tenant and restore the Premises by the expiration or earlier termination of this Lease, to their condition existing prior to the construction of any such Alterations. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to cause any damage to the Premises or Project whatsoever. If Tenant fails to remove such Alterations or Tenant's trade fixtures or furniture or other personal property, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense. In addition to and wholly apart from Tenant's obligation to pay Tenant's Proportionate Share of Operating Expenses, Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its fixtures or personal property, on the value of Alterations within the Premises, and on Tenant's interest pursuant to this Lease, or any increase in any of the foregoing based on such Alterations. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord provided Landlord provides Tenant reasonable documentation supporting such charges.

B. In compliance with Paragraph 27 hereof, at least ten (10) business days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility. Upon substantial completion of construction, if the law so provides, Tenant shall cause a timely notice of completion to be recorded in the office of the recorder of the county in which the Building is located.

                                  13.  SIGNS

    Tenant shall not place, install, affix, paint or maintain any signs, notices, graphics or banners whatsoever or any window decor which is visible in or from public view or corridors, the common areas or the exterior of the Premises or the Building, in or on any exterior window or window fronting upon any common areas or service area without Landlord's prior written approval which Landlord shall not be unreasonably withheld or delayed ; provided that Tenant's name shall be included in any Building-standard door and directory signage, if any, in accordance with Landlord's Building signage program, including without limitation, payment by Tenant of any fee charged by Landlord for maintaining such signage, which fee shall constitute Additional Rent hereunder. Any installation of signs, notices, graphics or banners on or about the Premises or Project approved by Landlord shall be subject to any Regulations and to any other requirements imposed by Landlord. Tenant shall remove all such signs or graphics by the expiration or any earlier termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Premises, Building or Project and any other improvements contained therein, and Tenant shall repair any injury or defacement including without limitation discoloration caused by such installation or removal.

    Provided Tenant is not in default under any of the terms or conditions of this Lease which remains uncured, Tenant, at Tenant's sole cost and expense, shall have the right to install a sign on the exterior of the Building in a location mutually acceptable to Landlord and Tenant ("Tenant's Signage'"). Tenant's Signage shall be subject to Landlord's approval which approval shall not be unreasonably withheld or delayed as to size, design, graphics, materials, method of attachment, colors and similar specifications and shall be consistent with the exterior design, materials and appearance of the Project and the Project's signage program, if any, and shall be further subject to all applicable local governmental laws, rules, regulations, codes and other approvals. Tenant's Signage shall be personal to the original Tenant and may not be assigned to any assignee or sublessee of the Premises (other than to an Affiliate of Tenant), or any other person or entity. Landlord has the right, but not the obligation, to oversee the installation of Tenant's Signage. The cost to operate, if any, Tenant's Signage shall be paid for by Tenant, and Tenant shall be separately metered for such expense (the cost of separately metering any utility usage shall also be paid for by Tenant). Upon the expiration of the Lease Term, or other earlier termination of this Lease, Tenant shall be responsible for any and all costs associated with the removal of Tenant's Signage, including, but not limited to, the cost to repair and restore the Building to its original condition, normal wear and tear excepted.

                        14.  INSPECTION/POSTING NOTICES

    After reasonable notice, except in emergencies where no such notice shall be required, Landlord and Landlord's agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs, improvements or alterations to the Premises, Building or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the Premises to prospective tenants, purchasers, encumbrancers or to others, or for any other purpose as Landlord may deem necessary or desirable; provided, however, that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business operations. Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. At any time within six (6) months prior to the expiration of the Term or following any earlier termination of this Lease or agreement to terminate this Lease, Landlord shall have the right to erect on the Premises, Building and/or Project a suitable sign indicating that the Premises are available for lease.

                          15.  SERVICES AND UTILITIES

C. Provided Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord shall furnish to the Premises during ordinary business hours of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Saturdays, Sundays and legal holidays), water for lavatory and drinking purposes and electricity, heat and air conditioning as usually furnished or supplied for use of the Premises for reasonable and normal office use as of the date Tenant takes possession of the Premises as determined by Landlord (but not including above-standard or continuous cooling for excessive heat-generating machines, excess lighting or equipment), janitorial services during the times and in the manner that such services are customarily furnished in comparable office buildings in the immediate market area, and elevator service, which shall mean service either by nonattended automatic elevators or elevators with attendants, or both, at the option of Landlord. Tenant acknowledges that Tenant has inspected and accepts the water, electricity, heat and air conditioning and other utilities and services being supplied or furnished to the Premises as of the date Tenant takes possession of the Premises, as being sufficient for use of the Premises for reasonable and normal office use in their present condition, "as is," and suitable for the Permitted Use, and for Tenant's intended operations in the Premises. Landlord shall provide additional or after-hours electricity, heating or air conditioning at Tenant's request and Tenant shall pay to Landlord a reasonable charge for such services as determined by Landlord. Tenant agrees to keep and cause to be kept closed all window covering when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all of the regulations and requirements which Landlord may prescribe for the proper functioning and protection of electrical, heating, ventilating and air conditioning systems. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

D. Tenant shall not without written consent of Landlord use any apparatus, equipment or device in the Premises, including without limitation, computers, electronic data processing machines, copying machines, and other machines, using excess lighting or using electric current, water, or any other resource in excess of or which will in any way increase the amount of electricity, water, or any other resource being furnished or supplied for the use of the Premises for reasonable and normal office use, in each case as of the date Tenant takes possession of the Premises as determined by Landlord, or which will require additions or alterations to or interfere with the Building power distribution systems; nor connect with electric current, except through existing electrical outlets in the Premises or water pipes, any apparatus, equipment or device for the purpose of using electrical current, water, or any other resource. If Tenant shall require water or electric current or any other resource in excess of that being furnished or supplied for the use of the Premises as of the date Tenant takes possession of the Premises as determined by Landlord, Tenant shall first procure the written consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use. Tenant shall pay directly to Landlord as an addition to and separate from payment of Operating Expenses the cost of all such additional resources, energy, utility service and meters (and of installation, maintenance and repair thereof and of any additional circuits or other equipment necessary to furnish such additional resources, energy, utility or service). Landlord shall not be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of: (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any such utilities or services, or any change in the character or means of supplying or providing any such utilities or services or any supplier thereof;
(b) the failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, or any other accidents or other conditions beyond the reasonable control of Landlord or because of any interruption of service due to Tenant's use of water, electric current or other resource in excess of that being supplied or furnished for the use of the Premises as of the date Tenant takes possession of the Premises; (c) the inadequacy, limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project, whether by Regulation or otherwise; or (d) the partial or total unavailability of any such utilities or services to the Premises or the Building, whether by Regulation or otherwise; nor shall any such occurrence constitute an actual or constructive eviction of Tenant. Landlord shall further have no obligation to protect or preserve any apparatus, equipment or device installed by Tenant in the Premises, including without limitation by providing additional or after-hours heating or air conditioning. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program. In addition, Landlord reserves the right to change the supplier or provider of any such utility or service from time to time. Tenant shall have no right to contract with or otherwise obtain any electrical or other such service for or with respect to the Premises or Tenant's operations therein from any supplier or provider of any such service. Tenant shall cooperate with Landlord and any supplier or provider of such services designated by Landlord from time to time to facilitate the delivery of such services to Tenant at the Premises and to the Building and Project, including without limitation allowing Landlord and Landlord's suppliers or providers, and their respective agents and contractors, reasonable access to the Premises for the purpose of installing, maintaining, repairing, replacing or upgrading such service or any equipment or machinery associated therewith.

E. Tenant shall pay, upon demand, for all utilities furnished to the Premises, or if not separately billed to or metered to Tenant, Tenant's Proportionate Share of all charges jointly serving the Project in accordance with Paragraph 7. All sums payable under this Paragraph 15 shall constitute Additional Rent hereunder.

                              16.  SUBORDINATION

    Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, the Lease shall be and is hereby declared to be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Project are situated, or both; and (b) any mortgage or deed of trust which may now exist or be placed upon the Building, the Project and/or the land upon which the Premises or the Project are situated, or said ground leases or underlying leases, or Landlord's interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord provided that Tenant shall not be disturbed in its possession under this Lease by such successor in interest so long as Tenant is not in default under this Lease. Within ten (10) days after request by Landlord, Tenant shall execute and deliver any additional documents evidencing Tenant's attornment or the subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust, in the form requested by Landlord or by any ground landlord, mortgagee, or beneficiary under a deed of trust, subject to such nondisturbance requirement. Landlord shall use commercially reasonable efforts to obtain a subordination, nondisturbance and attornment agreement for the benefit of Tenant reflecting the foregoing from any ground landlord, mortgagee or beneficiary, at Landlord's expense, subject to such other terms and conditions as the ground landlord, mortgagee or beneficiary may require.

                           17.  FINANCIAL STATEMENTS

    At the request of Landlord from time to time, Tenant shall provide to Landlord Tenant's and any guarantor's current financial statements or other information discussing financial worth of Tenant and any guarantor, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management, financing and disposition of the Project.

                           18.  ESTOPPEL CERTIFICATE

    Tenant agrees from time to time, within ten (10) business days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, that this Lease has not been modified (or stating all modifications, written or oral, to this Lease), the date to which Rent has been paid, the unexpired portion of this Lease, that there are no current defaults by Landlord or Tenant under this Lease (or specifying any such defaults), that the leasehold estate granted by this Lease is the sole interest of Tenant in the Premises and/or the land at which the Premises are situated, and such other matters pertaining to this Lease as may be reasonably requested by Landlord or any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. Notwithstanding anything to the contrary, Tenant's execution of an estoppel certificate shall not be a waiver of Tenant's rights to audit or challenge the Operating Expenses as described in Section 7. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. Tenant agrees that if Tenant fails to execute and deliver such certificate within such ten (10) business day period, Landlord may execute and deliver such certificate on Tenant's behalf and that such certificate shall be binding on Tenant. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of the Lease, and shall be an event of default (without any cure period that might be provided under Paragraph 26.A(3) of this Lease) if Tenant fails to fully comply or makes any material misstatement in any such certificate.

                             19.  SECURITY DEPOSIT


A. Delivery of Letter of Credit. In lieu of depositing a security deposit with Landlord, Tenant shall, on execution of this Lease, deliver to Landlord and cause to be in effect for a period expiring no earlier than thirty (30) days after the expiration of the Lease Term, an unconditional, irrevocable letter of credit ("LC") in the amount of $556,000.00, as may be reduced as provided in the Lease (the "LC Amount"). The LC shall be in a form acceptable to Landlord and shall be issued by an LC bank selected by Tenant and reasonably acceptable to Landlord. An LC Bank is a bank that accepts deposits, maintains accounts, has a local office that will negotiate a letter of credit, and the deposits of which are insured by the Federal Deposit Insurance Corporation. Tenant shall pay all expenses, points or fees incurred by Tenant in obtaining the LC.

B. Replacement of Letter of Credit. Tenant may, from time to time, replace any existing LC with a new LC if the new LC (a) becomes effective at least thirty (30) days before expiration of the LC that it replaces; (b) is in the required LC amount; (c) is issued by an LC bank reasonably acceptable to Landlord; and (d) otherwise complies with the requirements of this Paragraph 19.

    Landlord's Right to Draw on Letter of Credit. Landlord shall hold the LC as security for the performance of Tenant's obligations under this Lease. If, after notice and failure to cure within any applicable period provided in the Lease, Tenant defaults on any provision of this Lease, Landlord may, without prejudice to any other remedy it has, draw on that portion of the LC necessary to (a) pay Rent or other sum in default; (b) pay or reimburse Landlord for any amount that Landlord may reasonably spend or become obligated to spend in exercising Landlord's rights under Paragraph 30 (Right of Landlord to Perform Tenant's Covenant); and/or (c) compensate Landlord for any reasonable expense, loss, or damage that Landlord may suffer because of Tenant's default. If Tenant fails to renew or replace the LC at least thirty (30) days before the expiration, Landlord may, without prejudice to any other remedy it has, draw on the entire amount of the LC.

C. LC Security Deposit. Any amount of the LC that is drawn on by Landlord but not applied by Landlord shall be held by Landlord as a security deposit (the "LC Security Deposit"). Although the Security Deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant within sixty (60) days after termination of this Lease, reduced by such amounts as may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent or other obligations of Tenant under this Lease, to repair damage to the Premises or Building caused by Tenant or any Tenant's Parties and to clean the Premises. Landlord may use and commingle the Security Deposit with other funds of Landlord.

D. Restoration of Letter of Credit and LC Security Deposit. If Landlord draws on any portion of the LC and/or applies all or any portion of such draw, Tenant shall, within five (5) business days after demand by Landlord, either (a) deposit cash with Landlord in an amount that, when added to the amount remaining under the LC and the amount of any LC Security Deposit, shall equal the LC Amount then required under this Paragraph 19; or (b) reinstate the LC to the full LC Amount.

E. Reduction in LC. Tenant shall have the right to reduce the LC at the end of each twelve (12) month period by $101,500.00 (see schedule below), so long as Tenant is not in Default (per Paragraph 26 of this Lease) during each of the preceding twelve (12) month periods. If Tenant is in default (per Paragraph 26 of this Lease) and such default has not been cured by Tenant prior to the anniversary of the Commencement Date within any twelve (12) month period, the LC shall not be reduced for the following twelve (12) month period; provided, however, that upon effective cure of such default all future reductions shall be made as set forth herein.

     Months                              LC Amount

     1 through 12                        $556,000.00
     13 through 24                       $454,500.00
     25 through 36                       $353,000.00
     37 through 48                       $251,500.00
     49 through 60                       $150,000.00
     thirty (30) days thereafter         $100,000.00

                     20.  LIMITATION OF TENANT'S REMEDIES

The obligations and liability of Landlord to Tenant for any default by Landlord under the terms of this Lease are not personal obligations of the individual or other partners of Landlord or its or their partners, directors, officers, or shareholders, and Tenant agrees to look solely to Landlord's interest in the Project and any net sales proceeds from the sale of the Project for the recovery of any amount from Landlord, and shall not look to other assets of Landlord nor seek recourse against the assets of the individual or other partners of Landlord or its or their partners, directors, officers or shareholders. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust on the Project.

                        21.  ASSIGNMENT AND SUBLETTING

A. General. Tenant may assign or pledge this Lease or sublet the Premises, or any part thereof, with Landlord's prior written consent as provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice (the "Transfer Notice") at least thirty (30) days prior to the anticipated effective date of the proposed assignment or sublease, which shall contain all of the information reasonably requested by Landlord to address Landlord's decision criteria specified hereinafter.
Landlord shall then have a period of thirty (30) days following receipt of the Transfer Notice to notify Tenant in writing that Landlord elects either: (i) if the transfer is not a Permitted Transfer (as defined herein) to terminate this Lease as to the space so affected as of the date so requested by Tenant ("Landlord's Termination Notice"); or (ii) to consent to the proposed assignment or sublease, subject, however, to Landlord's prior written consent of the proposed assignee or subtenant and of any related documents or agreements associated with the assignment or sublease. Notwithstanding the foregoing, if Tenant revokes its request of Landlord to consent to a proposed sublease or assignment within forty-eight (48) hours after Tenant's receipt of Landlord's Termination Notice, Landlord's termination pursuant to the preceding sentence shall be null and void and of no force or effect. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have consented to the proposed assignee or subtenant . If Landlord does not exercise option (i) above, Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld or delayed. Consent to any assignment or subletting shall not constitute consent to any subsequent transaction to which this Paragraph 21 applies.

B. Conditions of Landlord's Consent. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord's consent in the following instances: if the proposed assignee does not agree to be bound by and assume the obligations of Tenant under this Lease in form and substance reasonably satisfactory to Landlord; the use of the Premises by such proposed assignee or subtenant would not be a Permitted Use or would violate any exclusivity or other arrangement which Landlord has with any other tenant or occupant or any Regulation or would materially increase the Occupancy Density or Parking Density of the Building or Project, or would otherwise result in an undesirable tenant mix for the Project as reasonably determined by Landlord; the proposed assignee or subtenant is not of sound financial condition as reasonably determined by Landlord ; the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property or a good business reputation; the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Project or is a present tenant of the Project; the assignment or subletting would entail any Alterations which would lessen the value of the leasehold improvements in the Premises or use of any Hazardous Materials or other noxious use or use which may disturb other tenants of the Project; or Tenant is in default of any material obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three (3) or more occasions during any twelve (12) months preceding the date that Tenant shall request consent. Failure by or refusal of Landlord to consent to a proposed assignee or subtenant shall not cause a termination of this Lease. Upon a termination under Paragraph 21.A.(1)(i), Landlord may lease the Premises to any party, including parties with whom Tenant has negotiated an assignment or sublease, without incurring any liability to Tenant. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of some or all subleases or subtenancies. Landlord shall exercise this option by giving notice of that assignment to such subtenants on or before the effective date of the surrender and termination. In connection with each request for assignment or subletting, Tenant shall pay to Landlord Landlord's third party costs incurred for approving such requests, and effecting any such transfer, including, without limitation, reasonable attorneys' fees.

C. Bonus Rent. Any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder, after amortization of a reasonable brokerage commission, reasonable marketing costs, reasonable tenant improvement expenses and other reasonable, out-of-pocket economic concessions incurred by Tenant, shall be divided and paid, ten percent to Tenant, ninety percent to Landlord. In any subletting or assignment undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for comparable space available for primary leasing.

D. Corporation. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings) resulting in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute
an assignment for purposes of this Lease.   Any provision in this Lease to the
contrary notwithstanding, Landlord's consent shall not be required for any of the following transfers (each of which shall be a "Permitted Transfer"): (a) to any person(s) or entity who controls, is controlled by or is under common control with Tenant, (b) to any entity resulting from the merger, consolidation or other reorganization with Tenant, whether or not Tenant is the surviving entity or (c) to any person or legal entity which acquires all or substantially all of the assets or stock of Tenant (each of the foregoing is hereinafter referred to as a "Tenant Affiliate"); provided that before such assignment shall be effective, (w) such assignment or sublease shall not be a subterfuge by Tenant to avoid its obligations under this paragraph 21, (x) said Tenant Affiliate shall assume, in full, the obligations of Tenant under this Lease, (y) Landlord shall be given written notice of such assignment and assumption and (z) the use of the Premises by the Tenant Affiliate shall be as set forth in Article 4A. For purposes of this paragraph, a public or private offering of Tenant stock is a Permitted Transfer and the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management, affairs and policies of anyone, whether through the ownership of voting securities, by contract or otherwise. The bonus rental provisions of Paragraph 21B of this Lease shall not apply to an assignment or sublease by Tenant to a Tenant Affiliate.

E. Unincorporated Entity. If Tenant is a partnership, joint venture, unincorporated limited liability company or other unincorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or of the underlying beneficial interests of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Lease.

F. Liability. No assignment or subletting by Tenant, permitted or otherwise, shall relieve Tenant of any obligation under this Lease or alter the primary liability of the Tenant named herein for the payment of Rent or for the performance of any other obligations to be performed by Tenant, including obligations contained in Paragraph 25 with respect to any assignee or subtenant. Landlord may collect rent or other amounts or any portion thereof from any assignee, subtenant, or other occupant of the Premises, permitted or otherwise, and apply the net rent collected to the Rent payable hereunder, but no such collection shall be deemed to be a waiver of this Paragraph 21, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the obligations of Tenant under this Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

                                22.  AUTHORITY

Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlord's obligations hereunder and that all persons signing this Lease on its behalf are authorized to do. Tenant and the person or persons, if any, signing on behalf of Tenant, jointly and severally represent and warrant that Tenant has full right and authority to enter into this Lease, and to perform all of Tenant's obligations hereunder, and that all persons signing this Lease on its behalf are authorized to do so.

                               23.  CONDEMNATION

A. Condemnation Resulting in Termination. If the whole or any substantial part of the Premises should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, either party shall have the right to terminate this Lease at its option. If any material portion of the Building or Project is taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred.

B. Condemnation Not Resulting in Termination. If a portion of the Project of which the Premises are a part should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking prevents or materially interferes with the Permitted Use of the Premises, and this Lease is not terminated as provided in Paragraph 23.A. above, the Rent payable hereunder during the unexpired portion of the Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances. Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises outside of the Term.

C. Award. Landlord shall be entitled to (and Tenant shall assign to Landlord) any and all payment, income, rent, award or any interest therein which may be paid or made in connection with such taking or conveyance solely as it relates to the loss in value to the

Premises and Tenant shall have no claim against Landlord or otherwise for any sums paid by virtue of such proceedings, whether or not attributable to the value of any unexpired portion of this Lease, except as expressly provided in this Lease. Notwithstanding the foregoing, any compensation specifically and separately awarded Tenant for Tenant's personal property and moving costs, shall be and remain the property of Tenant.

D. Waiver of CCP(S)1265.130. Each party waives the provisions of California Civil Code Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease as a result of a partial taking.

                             24.  CASUALTY DAMAGE

A. General. If the Premises or Building should be damaged or destroyed by fire, earthquake, tornado, or other casualty (collectively, "Casualty"), Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after Landlord's receipt of such notice, Landlord shall notify Tenant whether in Landlord's contractor's estimation material restoration of the Premises can reasonably be made within one hundred eighty (180) days from the date of such notice and receipt of required permits for such restoration.

B. Within 180 Days. If the Premises or Building should be damaged by Casualty to such extent that material restoration can in Landlord's contractor's estimation be reasonably completed within one hundred eighty (180) days after the date of such notice and receipt of required permits for such restoration, this Lease shall not terminate. Provided that insurance proceeds are received by Landlord to fully repair the damage, Landlord shall diligently proceed to rebuild and repair the Premises, except that Landlord shall not be required to rebuild, repair or replace any part of the Alterations which may have been placed on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately.

C. Greater than 180 Days. If the Premises or Building should be damaged by Casualty to such extent that rebuilding or repairs cannot in Landlord's contractor's estimation be reasonably completed within one hundred eighty (180) days after the date of such notice and receipt of required permits for such rebuilding or repair, then Landlord shall have the option of either: (1) terminating this Lease effective upon the date of the occurrence of such damage, in which event the Rent shall be abated during the unexpired portion of this Lease; or (2) electing to rebuild or repair the Premises diligently. Landlord shall notify Tenant of its election within sixty (60) days after Landlord's receipt of notice of the damage or destruction. Notwithstanding the above, Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed, on or about the Premises by Tenant. If the Premises are untenantable or cannot be used for the operation of Tenant's business in whole or in part following such damage and Tenant in fact does not use the Premises, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately.

D. Tenant's Fault. Notwithstanding anything herein to the contrary, if the Premises or any other portion of the Building are damaged by Casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties, Base Rent and Additional Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

E. Insurance Proceeds. Notwithstanding anything herein to the contrary, if the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord or if the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon this Lease shall terminate.

F. Waiver. This Paragraph 24 shall be Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Building. As a material inducement to Landlord entering into this Lease, Tenant hereby waives any rights it may have under Sections 1932, 1933(4), 1941 or 1942 of the Civil Code of California with respect to any destruction of the Premises, and Tenant's right to make repairs and deduct the expenses of such repairs, or under any similar law, statute or ordinance now or hereafter in effect.

G. Tenant's Personal Property. In the event of any damage or destruction of the Premises or the Building, under no circumstances shall Landlord be required to repair any injury or damage to, or make any repairs to or replacements of, Tenant's personal property, except if the damage or injury results from the fault, negligence or breach of this Lease by Landlord (subject to the terms of paragraph 9 above).

                               25.  HOLDING OVER

Unless Landlord expressly consents in writing to Tenant's holding over, Tenant shall be unlawfully and illegally in possession of the Premises, whether or not Landlord accepts any rent from Tenant or any other person while Tenant remains in possession of the Premises without Landlord's written consent. If Tenant shall retain possession of the Premises or any portion thereof without Landlord's consent following the expiration of this Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention one hundred fifty percent (150%) of the amount of daily rental as of the last month prior to the date of expiration or earlier termination for the first three months following expiration and two hundred percent (200%) of the amount of daily rental as of the last month prior to the date of expiration or earlier termination for every month thereafter. Tenant shall also indemnify, defend, protect and hold Landlord harmless from any loss, liability or cost, including consequential and incidental damages and reasonable attorneys' fees, incurred by Landlord resulting from delay by Tenant in surrendering the Premises, including, without limitation, liability of Landlord to the succeeding tenant founded on such delay. Acceptance of Rent by Landlord following expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord's right of reentry or any other right. Additionally, if upon expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply. The provisions of this Paragraph 25 shall survive any expiration or earlier termination of this Lease.

                                 26.  DEFAULT

A. Events of Default. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

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     (1) Abandonment. Abandonment or vacation of the Premises for a continuous period in excess of five (5) days. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3.

     (2) Nonpayment of Rent. Failure to pay any installment of Rent or any other amount due and payable hereunder upon the date when said payment is due and such failure continues for three (3) days after receiving notification from Landlord (which notice shall be in lieu of, and not in addition to, the notice requirement of Section 1161 of the California Code of Civil Procedures or any similar or successor law.

     (3) Other Obligations. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this Paragraph 26.A., such failure continuing for fifteen (15) days after written notice of such failure, provided, however, that if such failure cannot be reasonably cured in such time period, Tenant shall have such time is reasonably required, provided Tenant diligently seeks to cure such failure.

     (4) General Assignment. A general assignment by Tenant for the benefit of creditors.

     (5) Bankruptcy. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of thirty (30) days. If under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

     (6) Receivership. The employment of a receiver to take possession of substantially all of Tenant's assets or Tenant's leasehold of the Premises, if such appointment remains undismissed or undischarged for a period of fifteen (15) days after the order therefor.

     (7) Attachment. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or Tenant's leasehold of the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of fifteen (15) days after the levy thereof.

     (8) Insolvency. The admission by Tenant in writing of its inability to pay its debts as they become due.

     (9) Remedies Upon Default.

     (10) Termination. In the event of the occurrence of any event of default, Landlord shall have the right to give a written termination notice to Tenant, and on the date specified in such notice, Tenant's right to possession shall terminate, and this Lease shall terminate unless on or before such date all Rent in arrears and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, including any subtenant or subtenants notwithstanding Landlord's consent to any sublease, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by any reason of Tenant's default or of such termination. Landlord hereby reserves the right, but shall not have the obligation, to recognize the continued possession of any subtenant. The delivery or surrender to Landlord by or on behalf of Tenant of keys, entry codes, or other means to bypass security at the Premises shall not terminate this Lease.

     (11) Continuation After Default. Even though an event of default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 26.B.(1) hereof, and Landlord may enforce all of Landlord's rights and remedies under this Lease and at law or in equity, including without limitation, the right to recover Rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a landlord under
     Section 1951.4 of the Civil Code of the State of California or any successor code section. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver under application of Landlord to protect Landlord's interest under this Lease or other entry by Landlord upon the Premises shall not constitute an election to terminate Tenant's right to possession.

     (12) Increased Security Deposit. If Tenant is in default under Paragraph 26.A.(2) hereof and such default remains uncured for ten (10) days after such occurrence or such default occurs more than three times in any twelve
     (12) month period, Landlord may require that Tenant increase the Security Deposit to the amount of three times the current month's Rent at the time of the most recent default.

C. Damages After Default. Should Landlord terminate this Lease pursuant to the provisions of Paragraph 26.B.(1) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or any successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law or at equity, Landlord shall be entitled to recover from
Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent and other amounts that would have been earned after the date of termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided;
(3) the worth at the time of award of the amount by which the unpaid Rent and other amounts for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and
(4) any other amount and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" as used in (1) and (2) above shall be computed at the Applicable Interest Rate (defined below). The "worth at the time of award" as used in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of an event of default, Tenant shall owe to Landlord the full amount of such Base Rent or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date that such Base Rent or Rent concession would have been payable.

D. Late Charge. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid and received by Landlord on or before the fifth day of each calendar month, an amount equal to five percent (5%) of the delinquency for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be extremely difficult and impracticable to compute and the amount stated herein represents a reasonable estimate thereof. Any waiver by Landlord of any late charges or failure to claim the same shall not constitute a waiver of other late charges or any other remedies available to Landlord.

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E.  Interest.  Interest shall accrue on all sums not paid when due hereunder at the lesser of fifteen percent (15%) per annum or the maximum interest rate allowed by law ("Applicable Interest Rate") from the due date until paid.

F. Remedies Cumulative. All rights, privileges and elections or remedies of the parties are cumulative and not alternative, to the extent permitted by law and except as otherwise provided herein.

                                  27.  LIENS

Tenant shall at all times keep the Premises and the Project free from liens arising out of or related to work or services performed, materials or supplies furnished or obligations incurred by or on behalf of Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Project. If Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therefor shall be payable to Landlord by Tenant on demand with interest at the Applicable Interest Rate as Additional Rent. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics' or materialmen's liens to permit Landlord to post and record a timely notice of non-responsibility, as Landlord may elect to proceed or as the law may from time to time provide, for which purpose, if Landlord shall so determine, Landlord may enter the Premises. Tenant shall not remove any such notice posted by Landlord without Landlord's consent, and in any event not before completion of the work which could lawfully give rise to a claim for mechanics' or materialmen's liens.

                               28.  SUBSTITUTION

A. At any time after execution of this Lease, Landlord may substitute for the Premises other premises in the Project (the "New Premises") upon not less than sixty (60) days prior written notice, in which event the New Premises shall be deemed to be the Premises for all purposes hereunder and this Lease shall be deemed modified accordingly to reflect the new location and shall remain in full force and effect as so modified, provided that:

     (1) The New Premises shall be similar in area and in function for Tenant's purposes and contain usable square footage no less than five percent (5%) less than the usable square footage of the Premises; and

     (2) If Tenant is occupying the Premises at the time of such substitution, Landlord shall pay the expense of physically moving Tenant, Tenant's property and equipment to the New Premises. Landlord shall also pay all reasonable out-of-pocket expenses for telephone and computer installation and cabling (consistent with that existing in the Premises as of the date of Landlord's Relocation Notice), net stationery, business cards and change of address notices required as a result of such move. Landlord shall furthermore pay the expense to improve the New Premises with improvements substantially similar to those the Landlord has committed to provide or has provided in the Premises.

                          29.  TRANSFERS BY LANDLORD

In the event of a sale or conveyance by Landlord of the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord's successor-in-interest. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of "Landlord" to be performed after the passing of title to Landlord's successor-in-interest. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. Landlord's successor(s)-in-interest shall not have liability to Tenant with respect to the failure to perform any of the obligations of "Landlord," to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building.

             30.  RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder, including Tenant's obligations under Paragraph 11 hereof, and such failure shall continue for fifteen (15) days after notice thereof by Landlord, in addition to the other rights and remedies of Landlord, Landlord may make any such payment and perform any such act on Tenant's part. In the case of an emergency, no prior notification by Landlord shall be required. Landlord may take such actions without any obligation and without releasing Tenant from any of Tenant's obligations. All sums so paid by Landlord and all incidental costs incurred by Landlord and interest thereon at the Applicable Interest Rate, from the date of payment by Landlord, shall be paid to Landlord on demand as Additional Rent.

                                  31.  WAIVER

If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein, or constitute a course of dealing contrary to the expressed terms of this Lease. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord, based upon full knowledge of the circumstances.

                                 32.  NOTICES

Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to sending, mailing, or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

A. Rent. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord's Remittance Address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

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B.  Other.  All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, mailed, certified or registered, postage prepaid or sent by facsimile with confirmed receipt (and with an original sent by commercial overnight courier), and in each case addressed to the party to be notified at the Notice Address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises.

C. Required Notices. Tenant shall immediately notify Landlord in writing of any notice of a violation or a potential or alleged violation of any Regulation that relates to the Premises or the Project, or of any inquiry, investigation, enforcement or other action that is instituted or threatened by any governmental or regulatory agency against Tenant or any other occupant of the Premises, or any claim that is instituted or threatened by any third party that relates to the Premises or the Project.

                             33.  ATTORNEYS' FEES

If Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of an attorney, Tenant shall pay to Landlord, upon demand, Landlord's reasonable attorneys' fees and court costs, whether incurred without trial, at trial, appeal or review. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action.

                          34.  SUCCESSORS AND ASSIGNS

This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment is approved by Landlord as provided hereunder, Tenant's assigns.

                              35.  FORCE MAJEURE

If performance by a party of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes for those items, government actions, civil commotions, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant's obligation to pay Rent, however, is not excused by this Paragraph 35.

                          36.  SURRENDER OF PREMISES

Tenant shall, upon expiration or sooner termination of this Lease, surrender the Premises to Landlord in the same condition as existed on the date Tenant originally took possession thereof, including, but not limited to, all interior walls cleaned, all interior painted surfaces repainted in the original color, all holes in walls repaired, all carpets shampooed and cleaned, and all floors cleaned, waxed, and free of any Tenant-introduced marking or painting, all to the reasonable satisfaction of Landlord. Tenant shall remove all of its debris from the Project. At or before the time of surrender, Tenant shall comply with the terms of Paragraph 12.A. hereof with respect to Alterations to the Premises and all other matters addressed in such Paragraph. If the Premises are not so surrendered at the expiration or sooner termination of this Lease, the provisions of Paragraph 25 hereof shall apply. All keys to the Premises or any part thereof shall be surrendered to Landlord upon expiration or sooner termination of the Term. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating, but nothing contained herein shall be construed as an extension of the Term or as a consent by Landlord to any holding over by Tenant. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration. Any delay caused by Tenant's failure to carry out its obligations under this Paragraph 36 beyond the term hereof, shall constitute unlawful and illegal possession of Premises under Paragraph 25 hereof.

                                 37.  PARKING

So long as Tenant is occupying the Premises, Tenant and Tenant's Parties shall have the right to use up to the number of parking spaces, if any, specified in the Basic Lease Information on an unreserved, nonexclusive, first come, first served basis, for passenger-size automobiles, in the parking areas in the Project designated from time to time by Landlord for use in common by tenants of the Building.

To the extent available, Tenant shall have the right to lease additional parking spaces on a month-to-month unreserved and nonexclusive basis (unless otherwise agreed in writing by Landlord), and subject to the then prevailing parking rates such terms and conditions as Landlord may require.

Tenant shall at all times comply and shall cause all Tenant's Parties and visitors to comply with all Regulations and any rules and regulations established from time to time by Landlord relating to parking at the Project, including any keycard, sticker or other identification or entrance system, and hours of operation, as applicable.

Landlord shall have no liability for any damage to property or other items located in the parking areas of the Project, nor for any personal injuries or death arising out of the use of parking areas in the Project by Tenant or any Tenant's Parties, unless caused by Landlord's gross negligence or willful misconduct. Without limiting the foregoing, if Landlord arranges for the parking areas to be operated by an independent contractor not affiliated with Landlord, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor. In all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's Parties look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the parking areas.

Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, disabled persons or for other tenants or guests, and Tenant shall not park and shall not allow Tenant's Parties to park in any such assigned or reserved spaces. Tenant may validate visitor parking by such method as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking. Landlord also reserves the right to alter, modify, relocate or close all or any portion of the parking areas in order to make repairs or perform maintenance service, or to restripe or renovate the parking areas, or if required by casualty, condemnation, act of God, Regulations or for any other reason deemed reasonable by Landlord.

Tenant shall pay to Landlord (or Landlord's parking contractor, if so directed in writing by Landlord), as Additional Rent hereunder, the monthly charges established from time to time by Landlord based upon prevailing market rates for parking in such parking areas (which shall initially be the charge specified in the Basic Lease Information, as applicable). Such parking charges shall be payable in advance

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with Tenant's payment of Basic Rent. No deductions from the monthly parking charge shall be made for days on which the Tenant does not use any of the parking spaces entitled to be used by Tenant.

                              38.  MISCELLANEOUS

A. General. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.

B. Time. Time is of the essence regarding this Lease and all of its provisions.

C. Choice of Law. This Lease shall in all respects be governed by the laws of the State of California.

D. Entire Agreement. This Lease, together with its Exhibits, addenda and attachments and the Basic Lease Information, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits, addenda and attachments and the Basic Lease Information.

E. Modification. This Lease may not be modified except by a written instrument signed by the parties hereto. Tenant accepts the area of the Premises as specified in the Basic Lease Information as the approximate area of the Premises for all purposes under this Lease, and acknowledges and agrees that no other definition of the area (rentable, usable or otherwise) of the Premises shall apply. Tenant shall in no event be entitled to a recalculation of the square footage of the Premises, rentable, usable or otherwise, and no recalculation, if made, irrespective of its purpose, shall reduce Tenant's obligations under this Lease in any manner, including without limitation the amount of Base Rent payable by Tenant or Tenant's Proportionate Share of the Building and of the Project.

F. Severability. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

G. Recordation. Tenant shall not record this Lease or a short form memorandum hereof.

H. Examination of Lease. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

I. Accord and Satisfaction. No payment by Tenant of a lesser amount than the total Rent due nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies. All offers by or on behalf of Tenant of accord and satisfaction are hereby rejected in advance.

J. Easements. Landlord may grant easements on the Project and dedicate for public use portions of the Project without Tenant's consent; provided that no such grant or dedication shall materially interfere with Tenant's Permitted Use of the Premises. Upon Landlord's request, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.

K. Drafting and Determination Presumption. The parties acknowledge that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease. Except as otherwise specifically set forth in this Lease, with respect to any consent, determination or estimation of Landlord required or allowed in this Lease or requested of Landlord, Landlord's consent, determination or estimation shall be given or made solely by Landlord in Landlord's good faith opinion, whether or not objectively reasonable. If Landlord fails to respond to any request for its consent within the time period, if any, specified in this Lease, Landlord shall be deemed to have disapproved such request.

L. Exhibits. The Basic Lease Information, and the Exhibits, addenda and attachments attached hereto are hereby incorporated herein by this reference and made a part of this Lease as though fully set forth herein.

M. No Light, Air or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.

N. No Third Party Benefit. This Lease is a contract between Landlord and Tenant and nothing herein is intended to create any third party benefit.

O. Quiet Enjoyment. Upon payment by Tenant of the Rent, and upon the observance and performance of all of the other covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to all of the other terms and conditions of this Lease. Landlord shall not be liable for any hindrance, interruption, interference or disturbance by other tenants or third persons, nor shall Tenant be released from any obligations under this Lease because of such hindrance, interruption, interference or disturbance.

P. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be deemed an original.

Q. Multiple Parties. If more than one person or entity is named herein as Tenant, such multiple parties shall have joint and several responsibility to comply with the terms of this Lease.

R. Prorations. Any Rent or other amounts payable to Landlord by Tenant hereunder for any fractional month shall be prorated based on a month of 30 days. As used herein, the term "fiscal year" shall mean the calendar year or such other fiscal year as Landlord may deem appropriate.

                          39.  ADDITIONAL PROVISIONS

A. Option to Renew. Tenant shall, provided this Lease is in full force and effect and Tenant is not and has not been in default under any of the terms and conditions of this Lease which remains uncured, have two (2) successive option(s) to renew this Lease for a term of three (3) year(s) each, for the Premises on the same terms and conditions set forth in this Lease, except as modified by the terms, covenants and conditions set forth below:

       (1) If Tenant elects to exercise such option, then Tenant shall provide Landlord with written notice no earlier than the date which is 360 days prior to the expiration of the then current term of this Lease, but no later than 5:00 p.m. (Pacific

Version 10.2                          17

            Standard Time) on the date which is 270 days prior to the expiration of the then current term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of this Lease.

       (2) The Base Rent in effect at the expiration of the then current term of this Lease shall be increased to reflect the current fair market rental for comparable space in the Building or Project and in other similar buildings in the same rental market as of the date the renewal term is to commence, taking into account the specific provisions of this Lease which will remain constant, and the Building amenities, location, quality, age, term of lease, tenant improvements, services provided, and other pertinent items. Such fair market rental shall be in addition to Tenant's obligation to pay any Elevator Payment (as defined in Exhibit C attached hereto) to Landlord.

       (3) Landlord shall advise Tenant of the new Base Rent for the Premises for the applicable renewal term based on Landlord's determination of fair market rental value, as well as additional terms and conditions for the renewal term, no later than fifteen (15) days after receipt of notice of Tenant's exercise of its option to renew.

       (4) Landlord and Tenant shall negotiate in good faith to agree on the fair market rental value of the Premises and other terms and conditions for each renewal term. If Tenant and Landlord are unable to agree on a mutually acceptable rental rate for any renewal term within thirty (30) days after notification by Landlord to Tenant of Landlord's determination of the new Base Rent for the applicable renewal term, but in any event no later than the date which is ninety (90) days prior to the expiration of the then current term, then on or before such date Landlord and Tenant shall each appoint a licensed real estate broker with at least ten (10) year's experience in leasing office space in the area in which the Building is located to act as arbitrators. The two (2) arbitrators so appointed shall determine the fair market rental value for the Premises for the applicable renewal term based on the above criteria and each shall submit his or her determination of such fair market rental value to Landlord and Tenant in writing, within thirty (30) days after his or her appointment.

            If the two (2) arbitrators so appointed cannot agree on the fair market rental value for the applicable renewal term within such 30-day period, the two (2) arbitrators shall within five (5) days thereafter appoint a third arbitrator who shall be a licensed real estate broker with at least ten (10) year's experience in leasing office space in the area in which the Building is located. The third arbitrator so appointed shall determine the fair market rental value for the Premises for the renewal term within thirty (30) days after appointment, by selecting from the proposals submitted by each of the first two arbitrators the one that most closely approximates the third arbitrator's determination of such fair market rental value. The third arbitrator shall have no right to adopt a compromise or middle ground or any modification of either of the proposals submitted by the first two arbitrators. The proposal chosen by the third arbitrator as most closely approximating the third arbitrator's determination of the fair market rental value shall constitute the decision and award of the arbitrators and shall be final and binding on the parties.

            Each party shall pay the fees and expenses of the arbitrator appointed by such party and one-half (1/2) of the fees and expenses of the third arbitrator. Notwithstanding the foregoing, in the event the Base Rent is found to be within fifteen percent (15%) of the original rate quoted by Landlord, then Tenant shall bear the full cost of the arbitration process.

            If either party fails to appoint an arbitrator, or if either of the first two arbitrators fails to submit his or her proposal of fair market rental value to the other party, in each case within the time periods set forth above, then the decision of the other party's arbitrator shall be considered final and binding.

       (5) Notwithstanding anything to the contrary contained in this Paragraph, in no event shall the Base Rent for any renewal term be less than the Base Rent in effect at the expiration of the previous term plus Operating Expense escalations over the previous years, In addition, Landlord shall have no obligation to provide or pay for any tenant improvements or brokerage commissions during any renewal term.

       (6) Tenant's right to exercise any option(s) to renew under this Paragraph shall be conditioned upon Tenant occupying the entire Premises and the same not being occupied by any assignee, subtenant or licensee other than Tenant or its affiliate at the time of exercise of any option and commencement of the renewal term. Tenant's exercise of the option to renew shall constitute a representation by Tenant to Landlord that as of the date of exercise of the option and the commencement of the renewal term, Tenant does not intend to seek to assign this Lease in whole or in part, or sublet all or any portion of the Premises.

       (7) Any exercise by Tenant of any option to renew under this Paragraph shall be irrevocable. If requested by Landlord, Tenant agrees to execute a lease amendment or, at Landlord's option, a new lease agreement on Landlord's then standard lease form for the Building, reflecting the foregoing terms and conditions, prior to the commencement of the renewal term. The option(s) to renew granted under this Paragraph is/are not transferable; the parties hereto acknowledge and agree that they intend that each option to renew this Lease under this Paragraph shall be "personal" to the specific Tenant named in this Lease and that in no event will any assignee or sublessee have any rights to exercise such option(s) to renew.

       (8) If more than one renewal option is provided above, the exercise of each renewal option shall be contingent upon Tenant exercising the prior renewal option. Only one renewal option may be exercised at a time. As each renewal option provided for above is exercised, the number of renewal options remaining to be exercised is reduced by one and upon exercise of the last remaining renewal option Tenant shall have no further right to extend the term of this Lease.

B. Right of First Notice. Landlord hereby grants to Tenant a right of notice with respect to any available space in the Building (the "Right of Notice Space"). Notwithstanding the foregoing, (i) such Right of Notice of Tenant shall commence only following the expiration or earlier termination of (A) any existing lease pertaining to the Right of Notice Space, and (B) as to any Right of Notice Space which is vacant as of the date of this Lease, the first lease pertaining to any portion of such Right of Notice Space entered into by Landlord after the date of this Lease (collectively, the "Superior Leases"), including any renewal of such existing or future lease, whether or not such renewal is pursuant to an express written provision in such lease, and regardless of whether any such renewal is consummated pursuant to a lease amendment or a new lease, and (ii) such Right of Notice shall be subordinate and secondary to all currently existing rights of expansion, first refusal, first offer or similar rights granted to (A) the tenants of the Superior Leases and (B) any other tenant of the Project (the rights described in items (i) and (ii), above to be known collectively as "Superior Rights").

Procedure for Offer. Provided Tenant is not in default under any of the terms or conditions of this Lease which remains uncured, upon Tenant's prior written request to Landlord, Landlord shall notify Tenant (the "Notice") when Landlord determines that Landlord shall

Version 10.2                          18
commence the marketing of any Right of Notice Space because such space shall become available for lease to third parties, where no holder of a Superior Right desires to lease such space. The Notice shall describe the Right of Notice Space.


                            40.  JURY TRIAL WAIVER

EACH PARTY HERETO (WHICH INCLUDES ANY ASSIGNEE, SUCCESSOR HEIR OR PERSONAL REPRESENTATIVE OF A PARTY) SHALL NOT SEEK A JURY TRIAL, HEREBY WAIVES TRIAL BY JURY, AND HEREBY FURTHER WAIVES ANY OBJECTION TO VENUE IN THE COUNTY IN WHICH THE BUILDING IS LOCATED, AND AGREES AND CONSENTS TO PERSONAL JURISDICTION OF THE COURTS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE, WHETHER ANY OF THE FOREGOING IS BASED ON THIS LEASE OR ON TORT LAW. EACH PARTY REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL CONCERNING THE EFFECT OF THIS PARAGRAPH 40. THE PROVISIONS OF THE PARAGRAPH 40 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.


IN WITNESS WHEREOF, the parties hereto have executed this lease as of the day and the year first above written.


                    LANDLORD


                    Spieker Properties, L.P.,
                    a California limited partnership

                    By:  Spieker Properties, Inc.,
                    a Maryland corporation,
                    its general partner

                    By:
                        ------------------------------------

                    Its:
                          ----------------------------------

                    Date:
                          ----------------------------------


                    TENANT

                    GeoCities, a California corporation


                    By:
                        ------------------------------------

                    Its:
                         -----------------------------------


                    By:
                        ------------------------------------

                    Its:
                         -----------------------------------



                    Date:
                          ----------------------------------

Version 10.2                          19

                                   EXHIBIT A
                             Rules and Regulations

1. Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building, the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employees or invitees of any tenant, shall go upon the roof of any Building, except as authorized by Landlord. No tenant, and no employees or invitees of any tenant shall move any common area furniture without Landlord's consent.

2. No sign, placard, banner, picture, name, advertisement or notice, visible from the exterior of the Premises or the Building or the common areas of the Building shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on its Premises or any part of the Building or Project without the prior written consent of Landlord in Landlord's sole and absolute discretion. Landlord shall have the right to remove any such sign, placard, banner, picture, name, advertisement, or notice without notice to and at the expense of the Tenant, which were installed or displayed in violation of this rule. If Landlord shall have given such consent to Tenant at anytime, whether before or after the execution of Tenant's Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, banner, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, banner, picture, name, advertisement or notice.

    All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord and shall be removed by Tenant at the time of vacancy at Tenant's expense.

3. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent or of a quality, type, design, and bulb color approved by Landlord. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which Landlord considers unsightly from outside Tenant's Premises.

5. Landlord reserves the right to exclude from the Building and the Project, between the hours of 6 p.m. and 8 a.m. and at all hours on Saturdays, Sundays and legal holidays, all persons who are not tenants or their accompanied guests in the Building. Each tenant shall be responsible for all persons for whom it allows to enter the Building or the Project and shall be liable to Landlord for all acts of such persons.

    Landlord and its agents shall not be liable for damages for any error concerning the admission to, or exclusion from, the Building or the Project of any person.

    During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right (but shall not be obligated) to prevent access to the Building and the Project during the continuance of that event by any means it considers appropriate for the safety of tenants and protection of the Building, property in the Building and the Project.

6. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of its Premises. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to Tenant's property by the janitor or any other employee or any other person.

7. Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus, coffee pots or other heat-generating devices are entirely shut off before Tenant or its employees leave the Premises, and that all utilities shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or Project or by Landlord for noncompliance with this rule. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

8. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord. As more specifically provided in the Tenant's lease of the Premises, Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

9. Landlord will furnish Tenant free of charge with two keys to each door in the Premises. Landlord may make a reasonable charge for any additional keys, and Tenant shall not make or have made additional keys. Tenant shall not alter any lock or access device or install a new or additional lock or access device or bolt on any door of its Premises, without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys for all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

10. The restrooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused the breakage, stoppage, or damage.

11. Tenant shall not use or keep in or on the Premises, the Building or the Project any kerosene, gasoline, or inflammable or combustible fluid or material.

12. Tenant shall not use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance. Tenant shall not allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises, the Building, or the Project.

13. No cooking shall be done or permitted by any tenant on the Premises, except that use by the tenant of Underwriters' Laboratory (UL) approved equipment, refrigerators and microwave ovens may be used in the Premises for the preparation of coffee, tea, hot chocolate and similar beverages, storing and heating food for tenants and their employees shall be permitted. All uses must be in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations and the Lease.

14. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the Premises be used for any illegal, improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's Lease. Tenant shall not accept hairstyling, barbering, shoeshine, nail, massage or similar services in the Premises or common areas except as authorized by Landlord.

15. If Tenant requires telegraphic, telephonic, telecommunications, data processing, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

16. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

17. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or any other device on the exterior walls or the roof of the Building, without Landlord's consent. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building, the Project or elsewhere.

18. Tenant shall not mark, or drive nails, screws or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord's consent. Tenant may install nails and screws in areas of the Premises that have been identified for those purposes to Landlord by Tenant at the time those walls or partitions were installed in the Premises. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

19. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by Landlord.

    Tenant shall not place a load upon any floor of its Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

    Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

20. Tenant shall not install, maintain or operate upon its Premises any vending machine without the written consent of Landlord.

21. There shall not be used in any space, or in the public areas of the Project either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenants using hand trucks shall be required to use the freight elevator, or such elevator as Landlord shall designate. No other vehicles of any kind shall be brought by Tenant into or kept in or about its Premises.

22. Each tenant shall store all its trash and garbage within the interior of the Premises. Tenant shall not place in the trash boxes or receptacles any personal trash or any material that may not or cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city, without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes and at such times as Landlord shall designate. If the Building has implemented a building-wide recycling program for tenants, Tenant shall use good faith efforts to participate in said program.

23. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building or the Project, without the written consent of Landlord.

24. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building and the Project.

25. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is under the influence of alcohol or drugs or who commits any act in violation of any of these Rules and Regulations.

26. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or the Project or any photograph or other likeness of the Building or the Project in connection with, or in promoting or advertising, Tenant's business except that Tenant may include the Building's or Project's name in Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employees of Landlord will admit any person (tenant or otherwise) to any office without specific instructions from Landlord.

30. Landlord reserves the right to designate the use of the parking spaces on the Project. Tenant or Tenant's guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. Parking spaces shall be for passenger vehicles only; no boats, trucks, trailers, recreational vehicles or other types of vehicles may be parked in the parking areas (except that trucks may be loaded and unloaded in designated loading areas). Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense. Vehicles parked on the Project overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense. No tenant of the Building shall park in visitor or reserved parking areas. Any tenant found parking in such designated visitor or reserved parking areas shall be subject to tow-away at vehicle owner's expense. The parking areas shall not be used to provide car wash, oil changes, detailing, automotive repair or other services unless otherwise approved or furnished by Landlord.

31. No smoking of any kind shall be permitted anywhere within the Building, including, without limitation, the Premises and those areas immediately adjacent to the entrances and exits to the Building, or any other area as Landlord elects. Smoking in the Project is only permitted in smoking areas identified by Landlord, which may be relocated from time to time.

32. If the Building furnishes common area conferences rooms for tenant usage, Landlord shall have the right to control each tenant's usage of the conference rooms, including limiting tenant usage so that the rooms are equally available to all tenants in the Building. Any common area amenities or facilities shall be provided from time to time at Landlord's discretion.

33. Tenant shall not swap or exchange building keys or cardkeys with other employees or tenants in the Building or the Project.

34. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

35. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Project.

36. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

37. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein stated and any additional rules and regulations which are adopted.

                                   EXHIBIT C

                       OFFICE LEASE IMPROVEMENT AGREEMENT
                       ----------------------------------

          This Office Lease Improvement Agreement ("Improvement Agreement") sets forth the terms and conditions relating to construction of the initial tenant improvements described in the Plans to be prepared and approved as provided below (the "Tenant Improvements") in the Premises. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Lease (the "Lease") to which this Improvement Agreement is attached and forms a part.

1.  Base Building Work. The "Base Building Work" described on Schedule 1 to this
    -------------------
Exhibit C, if any, has been or will be performed by Landlord at Landlord's sole cost and expense. To the extent the performance of the Tenant Improvements triggers the requirement by any local or regulatory agency that an elevator be installed in the Building to service the mezzanine level, Landlord shall furthermore be responsible, at its expense, for the installation of such an elevator to service the mezzanine level of the Building. Tenant shall be responsible for the payment to Landlord, on the first day of each month during the lease term, of an amount equal to the Elevator Payment (defined below). The term 'Elevator Payment' shall mean all of the costs incurred by Landlord in connection with the installation of such elevator, amortized on a monthly basis over a fifteen (15) year period, with interest accrued thereon at twelve percent (12%) per annum. If this Lease is canceled or terminated for any reason prior to the expiration of the initial Lease Term or any applicable renewal term, the unamortized Elevator Payment (for the initial Lease Term or any applicable renewal term) shall become immediately due and payable to Landlord.

2.  Plans and Specifications.
    ------------------------

    A. Landlord shall retain the services of the space planner/architect designated by Landlord (the "Space Planner") to prepare a detailed space plan (the "Space Plan") mutually satisfactory to Landlord and Tenant for the construction of the Tenant Improvements in the Premises. Tenant shall approve or disapprove the Space Plan and any proposed revisions thereto in writing within three (3) business days after receipt thereof, which approval shall not be unreasonably withheld.

    B. Based on the approved Space Plan, Landlord shall cause the Space Planner and Landlord's engineering consultant to prepare detailed plans, specifications and working drawings, including engineering drawings, for the construction of the Tenant Improvements (the "Plans"). Landlord and Tenant shall diligently pursue the preparation of the Plans. Tenant shall approve or disapprove the Plans and any proposed revisions thereto, including the estimated cost of the Tenant Improvements, in writing within three (3) business days after receipt thereof. If Tenant fails to approve or disapprove the Space Plan or Plans or any revisions thereto within the time limits specified herein, Tenant shall be deemed to have approved the same. Landlord and Tenant shall use diligent efforts to cause the final Plans and the cost estimate to be prepared and approved no later than thirty (30) days after the execution of the Lease.

    C. Notwithstanding Landlord's preparation, review and approval of the Space Plan and the Plans and any revisions thereto, Landlord shall have no responsibility or liability whatsoever for any errors or omissions contained in the Space Plan or Plans, or to verify dimensions or conditions, or for the quality, design or compliance with applicable Regulation of any improvements described therein or constructed in accordance therewith except to the extent that Landlord's participation is required in order to bring an action against the Space Planner for its error and omissions, in which case Landlord shall bring such action at Tenant's request (at no cost or expense to Landlord). Landlord hereby assigns to Tenant all warranties and guarantees by the Space Planner or the contractor who constructs the Tenant Improvements relating to the Tenant Improvements and to the extent not expressly provided in the appropriate contract, shall obtain the Space Planner's and contractor's written consent to such assignment, and Tenant hereby waives all claims against Landlord relating to, or arising out of the design or construction of, the Tenant Improvements.

3.  Specifications for Standard Tenant Improvements.
    -----------------------------------------------

    A. Specifications and quantities of standard building components which will comprise and be used in the construction of the Tenant Improvements ("Standards") are set forth in Schedule 2 to this Exhibit C. As used herein, "Standards" or "Building Standards" shall mean the standards for a particular item selected from time to time by Landlord for the Building, including those set forth on Schedule 2 of this Exhibit C, or such other standards of equal or better quality as may be mutually agreed between Landlord and Tenant in writing.

    B.  No deviations from the Standards are permitted.

4.  Tenant Improvement Cost.
    -----------------------

    A. The cost of the Tenant Improvements shall be paid for by Tenant, including, without limitation, the cost of: Standards; space plans and studies; architectural and engineering fees; permits, approvals and other governmental fees; labor, material, equipment and supplies; construction fees and other amounts payable to contractors or subcontractors; taxes; off-site improvements; remediation and preparation of the Premises for construction of the Tenant Improvements; taxes; filing and recording fees; premiums for insurance and bonds; attorneys' fees; financing costs; and all other costs expended or to be expended in the construction of the Tenant Improvements, including those costs incurred for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of the Lease or for materials comprising the Tenant Improvements which were purchased by Landlord prior to the execution of the Lease; and an administration fee of five percent (5%) of the total cost of the Tenant Improvements.

    B. Provided Tenant is not in default under the Lease, including this Improvement Agreement, Landlord shall contribute a one-time tenant improvement allowance not to exceed $237,290.00 ($10.00 per square foot) ("Tenant Improvement Allowance") to be credited by Landlord toward the cost of the initial Tenant Improvements. If the cost of the Tenant Improvements exceeds the Tenant Improvement Allowance, Tenant shall pay Landlord such excess cost within three (3) business days after Landlord's notice to Tenant of such excess cost. No credit shall be given to Tenant if the cost of the Tenant Improvements is less than the Tenant Improvement Allowance.

    C. At Tenant's request and subject to the terms of this Section 4(C), Landlord shall expend an additional amount up to $237,290.00 (hereinafter, the "Additional Amount") over and above the Tenant Improvement Allowance to pay for that portion of the cost of the Tenant Improvements, if any, that exceeds the Tenant Improvement Allowance. In the event that the Tenant Improvement Allowance plus the Additional Amount exceeds the cost of the Tenant Improvements, Tenant shall not be entitled to such excess or to a credit against future rent due and owing under the Lease in the amount of such excess, but rather said excess funds shall belong to and be the sole property of Landlord. Tenant agrees to reimburse Landlord for the portion of the cost of the Tenant Improvements paid for by Landlord hereunder, but only to the extent said costs exceed the Tenant Improvement Allowance ("Landlord's Costs"), as follows: concurrently with its payments to Landlord of monthly Base Rent, Tenant shall pay to Landlord an amount equal to the Monthly Amortized Landlord's Costs (defined below). The term "Monthly Amortized Landlord's Costs" shall mean Landlord's Costs, amortized over the initial five (5) years of the Term on a monthly basis, with interest accruing on Landlord's Costs at twelve percent (12%) per annum. If the Lease shall be canceled or terminated for any reason prior to the expiration of the full initial Term, the unamortized Landlord's Costs shall become immediately due and payable to Landlord.

    D. If the cost of the Tenant Improvements increases after the Tenant's approval of the Plans due to the requirements of any governmental agency or applicable Regulation or any other reason, Tenant shall pay Landlord the amount of such increase within three (3) business days after notice from Landlord of such increase.

    E. If Tenant requests any change(s) in the Plans after approval of the estimate of the cost of the Tenant Improvements and any such requested changes are approved by Landlord in writing in Landlord's sole discretion, Landlord shall advise Tenant promptly of any cost increases and/or delays such approved change(s) will cause in the construction of the Tenant Improvements. Tenant shall approve or disapprove any or all such change(s) within three (3) business days after notice from Landlord of such cost increases and/or delays. To the extent Tenant disapproves any such cost increase and/or delay attributable thereto, Landlord shall have the right, in its sole discretion, to disapprove Tenant's request for any changes to the approved Plans. If the cost of the Tenant Improvements increases due to any changes in the Plan(s) requested by Tenant, Tenant shall pay Landlord the amount of such increase within three (3) business days after notice from Landlord of such increase and Tenant's approval thereof in accordance with this Paragraph 4.4.

5.  Construction of Tenant Improvements.
    -----------------------------------

    A. Upon Tenant's approval of the Plans including the estimate of the cost of the Tenant Improvements and Landlord's receipt of payment of any such estimated cost exceeding the amount of the Tenant Improvement Allowance, Landlord shall cause a contractor, mutually acceptable to Landlord and Tenant and identified through a competitive bid process, to proceed to secure a building permit and commence construction of the Tenant Improvements provided that Tenant shall cooperate with Landlord in executing permit applications and performing other actions reasonably necessary to enable Landlord to obtain any required permits or certificates of occupancy; and provided further that the Building has in Landlord's discretion reached the stage of construction where it is appropriate to commence construction of the Tenant Improvements in the Premises.

    B. Without limiting the provisions of Paragraph 35 of the Lease, Landlord shall not be liable for any direct or indirect damages suffered by Tenant as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, delays due to strikes or unavailability of materials or labor, or delays caused by Tenant (including delays by the Space Planner, the contractor or anyone else performing services on behalf of Landlord or Tenant).

    C. If any work is to be performed on the Premises by Tenant or Tenant's contractor or agents:

        i) Such work shall proceed upon Landlord's written approval, which approval shall not be unreasonably withheld or delayed, of Tenant's contractor, public liability and property damage insurance carried by Tenant's contractor, and detailed plans and specifications for such work, shall be at Tenant's sole cost and expense and shall further be subject to the provisions of Paragraphs 12 and 27 of the Lease.

        ii) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable Regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with all applicable Regulations.

        iii) If required by Landlord or any lender of Landlord, all work by Tenant or Tenant's contractor or agents shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

        iv) All work by Tenant or Tenant's contractor or agents shall be scheduled through Landlord.

        v) Tenant or Tenant's contractor or agents shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Tenant's or Landlord's contractor.

        vi) Tenant's entry to the Premises for any purpose, including, without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the date Tenant's obligation to pay rent commences shall be subject to all the terms and conditions of the Lease except the payment of Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

        vii) Tenant shall promptly reimburse Landlord upon demand for any reasonable expense actually incurred by the Landlord by reason of faulty work done by Tenant or its contractors or by reason of any delays caused by such work, or by reason of inadequate clean-up.

6.  Completion and Rental Commencement Date.
    ---------------------------------------

    A. Tenant's obligation to pay Rent under the Lease shall commence on the applicable date described in Paragraph 2 of the Lease. However:

        i) If Tenant delays in preparing or approving the Space Plans or the Plans, or fails to approve the estimate of the cost of the Tenant Improvements or any other matter requiring Tenant's approval, or to pay the excess cost of Tenant Improvements, in each case within the time limits specified herein; or

        ii) If the construction period is extended because Tenant requests any changes in construction, or modifies the approved Plans or if the same do not comply with applicable Regulations; or

        iii) If Landlord is otherwise delayed in the construction of the Tenant Improvements for any act or omission of or breach by Tenant or anyone performing services on behalf of Tenant or on account of any work performed on the Premises by Tenant or Tenant's contractors or agents, then the date described in Paragraph 2 of the Lease shall be deemed to be accelerated by the total number of days of Tenant delays described in (a) through (c) above (each, a "Tenant Delay"), calculated in accordance with the provisions of Paragraph 6.B. below.

    B. If the Term of the Lease has not already commenced pursuant to the provisions of Paragraph 2 of the Lease and substantial completion of the Tenant Improvements has been delayed on account of any Tenant Delays, then upon actual substantial completion of the Tenant Improvements (as defined in Paragraph 2 of the Lease), Landlord shall notify Tenant in writing of the date substantial completion of the Tenant Improvements would have occurred but for such Tenant Delays, and such date shall thereafter be deemed to be the Term Commencement Date for all purposes under the Lease. Tenant shall pay to Landlord, within three (3) business days after receipt of such written notice (which notice shall include a summary of Tenant Delays), the per diem Base Rent times the number of days between the date the Term Commencement Date would have otherwise occurred but for the Tenant Delays (as determined by the Space Planner or Landlord's contractor), and the date of actual substantial completion of the Tenant Improvements.

    C. Promptly after substantial completion of the Tenant Improvements, Landlord shall give notice to Tenant and Tenant shall conduct an inspection of the Premises with a representative of Landlord and develop with such representative of Landlord a punchlist of items of the Tenant Improvements that are not complete or that require corrections. Upon receipt of such punchlist, Landlord shall proceed diligently to remedy such items at Landlord's cost and expense provided such items are part of the Tenant Improvements to be constructed by Landlord hereunder and are otherwise consistent with Landlord's obligations under this Improvement Agreement and provided Tenant has fully paid Landlord for the cost of the Tenant Improvements exceeding the Tenant Improvement Allowance (with any dispute between Landlord and Tenant pertaining thereto to be resolved by the Space Planner or Landlord's general contractor). Substantial completion shall not be delayed notwithstanding delivery of any such punchlist.

    D. A default under this Improvement Agreement shall constitute a default under the Lease, and the parties shall be entitled to all rights and remedies under the Lease in the event of a default hereunder by the other party (notwithstanding that the Term thereof has not commenced).

    E. Without limiting the "as-is" provisions of the Lease, except for the Tenant Improvements, if any, to be constructed by Landlord pursuant to this Improvement Agreement, Tenant accepts the Premises in its "as-is" condition and acknowledges that it has had an opportunity to inspect the Premises prior to signing the Lease.

                                   SCHEDULE 1
                                  TO EXHIBIT C

                               BASE BUILDING WORK
                               ------------------



1.  Install new roof membrane.

2. Restore twelve (12) existing rooftop air conditioning equipment to operational status, excluding distribution system and thermostatic controls within the Premises.

                                   SCHEDULE 2
                                  TO EXHIBIT C

                               BUILDING STANDARDS
                               ------------------

          The following constitutes the Building Standard tenant improvements ("Standards") in the quantities specified:

                                (to be provided)